Exhibit 99.1
Investor Presentation Third Quarter 2005

3Q 2005 Investor Overview

QUOVADX

The Quovadx Journal

SEPTEMBER 30, 2005 • • • • SPECIAL EDITION • • • • WWW.QUOVADX.COM

Market Outlook

Conditions improving

industry • specific
solutions

ALL ABOUT QUOVADX

Global Software and Services

- NASDAQ: QVDX
- HQ: Greenwood Village, CO
  14 offices, 5 countries
- Total employees 475
- Total customers 20,000
- Recent stock price* $2.81
- 52 week Range* $1.74-$3.37
- Market cap* $114M
- Avg. trading volume* 44K
- Total Debt $0

* *As of November 4, 2005*

FEATURED ARTICLES

"Turnaround Takes Hold with Higher Revenue, Lower Net Loss Y/Y"

"QVDX Reports Record 3Q Cash from Ops - Total Cash up 60% Y/Y"

"International and Channel Partner Businesses Growing"

"New Product Launches Planned"

MONEY SECTION – Q3'05

Rev	= $20.2 million
Gross Margin	= 53%
EBITDA	= $1.1 million
EPS	= $(0.04)
Cash from Ops	= $4.4 million
Cash Balance	= $31.2 million

INTEGRATE. ANALYZE. PERFORM.
Our mission. Your success.

EDITORIAL

Quovadx has:

- Proven technology
- Respected brands
- Global customer base…
- …with proven ROI
- Large, growing markets
- Diversified software *and* recurring revenue models
- Solid balance sheet

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Forward-Looking Statements Certain forward-looking statements are included in this presentation, including statements relating to goals and future business opportunities. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations regarding future events and operating performance and speak only as of the date of this release. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. Factors that may affect future results and our ability to achieve profitability and maintain sustainable, profitable growth include market acceptance of and demand for our solutions; technology adoption within the healthcare sector; the speed at which communities adopt and fund community-based health information exchange initiatives; our ability to successfully execute acquisitions; our success in maintaining and expanding current relationships, winning new customers and growing internationally; our renewed partnership and channel-sales marketing strategy; our ability to hit the market window for new technologies we are developing; the success of our open source initiatives, increased competition in our markets; the impact of the pending SEC investigation and class action litigation; our ability to manage and mitigate the liability we face under privacy and security laws, regulations and contract requirements, the Company's ability to remedy the deficiencies that exist in its internal controls over financial reporting and other risks described in the Company's annual and quarterly filings with the SEC, copies of which are available without charge from the Company. The filings are available electronically through a link from the Quovadx investor relations Web page or from the SEC Web site at www.sec.gov under "Quovadx, Inc." If any of the events described in those filings were to occur, either alone or in combination, it is likely that our ability to reach the results described in the forward-looking statements could be impaired and our stock price could be adversely affected. We do not undertake any obligation to update or correct any forward-looking statements included in this release to reflect events or circumstances occurring after the date of this release. QUOVADX is a trademark of Quovadx, Inc. Rogue Wave, SourcePro, Stingray, INSURENET and CLOVERLEAF are registered trademarks of Quovadx, Inc. All other company and product names mentioned may be trademarks of the companies with which they are associated.

Agenda Corporate Overview Division Overview Strategy Overview Financial Overview

Quovadx has three divisions - all enabling critical data-driven processes Integrate... Analyze... Perform... Integration Solutions to: connect disparate systems within and across healthcare and other communities connect healthcare payers and providers enable organizations to create and maintain an enterprise-wide view of their member/provider population within privacy/security guidelines Analytic/Reporting Solutions to: collect clinical and financial data, compare it to national benchmarks, and apply risk-assessment methodologies to identify and address problem areas collect, process, and report performance data to fully meet JCAHO, CMS and other reporting requirements Development Tools, including: cross-platform components (including documentation, source code and support) to facilitate the delivery of effective C++ applications. integrated components to support GUI application development a high-performance SOA framework for developing service-oriented applications

3Q 2005 Investor Overview

QUOVADX

We have seasoned leaders with domain, functional & technical expertise

- **Harvey A. Wagner – President & CEO**
  - ✓ 40 years experience with Fortune 500 and multi-national high-tech companies
- **Matthew T. Pullam – EVP, CFO & Treasurer**
  - ✓ Joined Quovadx in Aug 2005; deep GAAP, SEC and compliance experience in technology and healthcare
- **Afshin Cangarlu – President, Integration Solutions Division**
  - ✓ Joined Quovadx in 2000; previously CIO of DreamWorks
- **Cory Isaacson – President, Rogue Wave Software Division**
  - ✓ Joined Quovadx in 2003; strong technology background; founder - CompuFlex International
- **Thomas H. Zajac – President, CareScience Division**
  - ✓ 24 years in healthcare, former COO of Transition Systems Inc., COO of CareScience for 4 years prior to Quovadx acquisition in 2003
- **Mark S. Rangell – EVP of Marketing and Corporate Services**
  - ✓ Quovadx co-founder 1997; strong background in Healthcare IT and high-tech marketing
- **Linda K. Wackwitz – EVP, General Counsel & Corp. Secretary**
  - ✓ Joined Quovadx in Nov 2001; extensive securities and governance experience
- **Karen M. Wilcox – VP, Human Resources**
  - ✓ Joined Quovadx in Sept 2005; more than 20 years of HR experience with companies such as Prologis, Providian Financial Corporation and PricewaterhouseCoopers.

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We operate in large, attractive, growing markets SOURCE: Gartner Group

Our customers and partners are the "Who's Who" in their markets... "Who's Who" in their markets... "Who's Who" in their markets...

...and our performance is improving Y/Y Q3-04 Q3-05 License 6.5 7.4 Service 2.7 3 Recurring 10.5 9.8 Total 19.7 20.2 Q3-04 Q3-05 Gross Margin 0.42 0.53 Q3-04 Q3-05 EPS -0.09 -0.04 Q3-04 Q3-05 EBITDA -0.598 1.1

Revenue Breakout by Market Healthcare Financial Services Telecom Other 0.65 0.2 0.1 0.05 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8

Markets are moving in our direction, in healthcare... Annual healthcare costs in the U.S. now total $1.9 trillion dollars, or nearly 16% of the GDP In first half of 2005, Congress introduced nine legislation pieces to promote Healthcare IT $4 billion to be authorized over next five years Common components: Authorizing "seed" money for grants and loans Promoting data standards to foster interoperability and data sharing across communities "Codifying" - authorizing in law - the Office of the National Coordinator for Health Information Technology Authorizing exemptions to enable hospitals and payers to financially help physician practices implement I.T. ISD and CareScience are well positioned to capitalize on these developing trends

....and in software development SOA is emerging as the architecture of choice for Fortune 1000 XML-crisis is reaching critical proportions Rogue Wave top customers agree Four out of five deal with message sizes larger than half a megabyte Messages ranging from 1MB to 10MBs are common One customer reported a 4GB message Rogue Wave Software is well positioned to help targeted companies improve current IT performance and leverage SOA/Web services

Agenda Corporate Overview Division Overview Strategy Overview Financial Overview

3Q 2005 Investor Overview

QUOVADX

QUOVADX

Integration Solutions Division

SEPTEMBER 30, 2005 **The Quovadx Journal** WWW.QUOVADX.COM

INTEGRATE

BREAKING NEWS
- Healthcare costs ↑
- Push for interoperability & data sharing
- Patient ID challenges

ALL ABOUT ISD
"Integration You Can Believe In"

- LEADER in global healthcare integration solutions
- Healthcare, public sector
- Enables data sharing for CareScience customers, RHIOs, NHINs and others

PRODUCTS
"Addressing Critical Healthcare Issues"

- Cloverleaf® Integration Suite
  - ✓ Cloverleaf® Integration Services
  - ✓ Screen Rejuvenator
  - ✓ BPMS
  - ✓ Intelligent Healthcare Broker
- Cash Accelerator Suite
  - ✓ Insurenet® Direct
  - ✓ Insurenet® Hub
- Identity Services
  - ✓ Initiate® Hub Person
  - ✓ Initiate® Hub Provider

MONEY SECTION – Q3'05
Rev = $9.5 million up 12% Y/Y
YTD Lic Rev = up 35% Y/Y
YTD Int'l Rev = up 52% Y/Y
Op Inc = $0.3 million vs. loss of $2.0 million in Q3'04

CUSTOMERS
"Integrating Healthcare for Ten Years"

- Partners:
  - ✓ GE Healthcare
  - ✓ McKesson
  - ✓ Keane
- Connected Communities:
  - ✓ CA, NY
  - ✓ Canada
- Provider Customers:
  - ✓ Banner Health
  - ✓ Florida Dept of Health
  - ✓ HCA
- Payer Customers:
  - ✓ WellPoint
  - ✓ HealthNet
  - ✓ United Healthcare

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3Q 2005 Investor Overview

QUOVADX

Healthcare faces complex system and data integration challenges


Quovadx Platform
Charge Capture
Cdm
Him
Billing Master
Coding
Charge Entry
Medical Management
Pos Cash Collections
Clinical Care
Claims Preparation
Claims Submission
Financial Counseling
Pre-Certification
Patient
Self Pay Follow-up
Third Party Followup
Registration
Insurance Verification
Payment Posting
Rejection Processing
Medical Necessity
Admin-istrative
Denial & Appeal Management
Pre-Registration
Scheduling
Revenue
Contract Negotiation / Admin.

ISD provides integration services to 40% of the Integrated Delivery Network market in the U.S.

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ISD is now moving "outside the four walls" to connect healthcare communities Scheduling Pre - Registration Insurance l Counseling C Him Billing Claims Follow - up Cdm Revenue Quovadx Patient l Pre - Care Entry Admin - Claims Follow - up QVDX - Patient Physician's Office IPA Lab Pharmacy Home Monitoring Device Payer PT/OT Imaging Center PHO QVDX

Integrating Florida Healthcare - Saving Lives, Saving Money Overview Aggregate data was needed at state and federal level (e.g., immunization history, CDC smallpox reporting) Duplicate data entry produced unreliable information Local Impact Connected to all 67 Florida Counties Lab Data accessibility improvements 10 days to 24-48 hours for disease surveillance efforts Alerts associated with lab results Saving actual lives through information immediately reaching county case workers Reduced duplicate data entry - freeing employees For sexually transmitted diseases - more rapid intervention resulted in $850,000 1st year savings

ISD Addressable Market U.S. Health Care Providers 5,764 registered hospitals 75,000 - 120,000 physician office practices Labs, pharmacies, clinics & other healthcare constituents U.S. Health Care Payers Health plans (National Provider ID) Insurance carriers Managed care organizations U.S. Healthcare Communities 180 - 220 RHIOs in the U.S. alone The domestic market -- while large -- represents only a fraction of ISD's global opportunity

ISD Growth Strategies Expand internationally International revenue up 52% YTD Cultivate new channel partners (both domestically and internationally) 33 partners Domestic: McKesson, GE Healthcare International: E.Novation, Health-Comm, Sobha, KMD CommerceWorks and others Indirect revenue up 83% YTD Launch new products Broaden international capabilities Strengthen RHIO enablement Promote interoperability and data sharing across healthcare communities

3Q 2005 Investor Overview

QUOVADX

CareScience Division

SEPTEMBER 30, 2005 | The Quovadx Journal | WWW.QUOVADX.COM

ANALYZE

BREAKING NEWS

- Healthcare Costs ↑
- Quality of Care Challenges
- Emerging Healthcare Standards
- New Payment Models (P4P)

ALL ABOUT CARESCIENCE

"Improving Quality, Care Management, and Clinical Performance"

- LEADER in care mgt solutions to hospitals and health systems
- Approved Core Measure provider for CMS, JCAHO reporting requirements

PRODUCTS

"Healthcare Improvement Focus"

- CMS Quality Manager
- CMS Core Measures

SERVICES

"Partners in Provider Progress"

- Performance Improvement Consulting
- Mentoring, Facilitation, and Staffing
- Care Management Outsourcing

MONEY SECTION – Q3'05

Rev = $3.6 million
up 1% Q3'04
Backlog = $35 million
Op Loss = $0.03 million

CARESCIENCE
A QUOVADX DIVISION

CUSTOMERS

"Over 180 Hospital/Partners in Healthcare Quality"

- 96+% renewal rate
- Improved KLAS ratings
- Representative customers:
  - ✓Ascension Health
  - ✓Scripps Health
  - ✓Temple University
  - ✓Medstar Health

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Healthcare industry trends intersect with CareScience space CareScience's quality-based solutions address these issues and create opportunities for ISD Expanding mandatory (CMS, JCAHO) and voluntary reporting (Leapfrog, others) requirements Patient Safety Quality Management Pay for Performance External Reporting Enterprise Business Intelligence Data sharing becomes key to improving clinical outcomes Improved performance = higher revenue Critical to new Healthcare business environment Higher quality = reduced cost Data Sharing

3Q 2005 Investor Overview

QUOVADX

North Mississippi Medical Center – Higher Quality = Lower Cost

- **Overview**
  - ✓ 650-bed hospital with a level II trauma center
  - ✓ Review of CareScience Core Measures data highlighted significant variations in patient outcomes for craniotomy patients
  - ✓ CareScience Quality Manager provided detailed analysis, showing that neurosurgery patients were experiencing above-average complication rates and longer than expected lengths-of-stay (LOS)
  - ✓ Analysis spread to cover the entire Trauma-Neurosurgery-Team (TNT)
- **Outcomes**
  - ✓ North Mississippi instituted process improvements to address problem areas
  - ✓ Average LOS for TNT patients dropped from 25.8 to 17.5 days
  - ✓ Risk-adjusted complications dropped from 9% to 0.5% above benchmark
  - ✓ Annual cost savings from Medicaid patients alone totaled $1.4 million

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CareScience Addressable Market Target: hospitals and healthcare organizations with sufficient size and volume 1,900 U.S.-based facilities (10% share to date) 260 integrated delivery networks (12% share to date) Spending for care management is expected to nearly double in three years to $150 - $180 million 25% CAGR

CareScience Growth Strategies Launch new products New capabilities in public reporting and performance measurement Expand professional services Help organizations improve their clinical outcomes and prepare for new initiatives Continue strong advocacy Center for Medicare and Medicaid Services (CMS) Office of the National Coordinator for Health Information Technology (ONCHIT) Agency for Healthcare Research and Quality (AHRQ) Joint Commission on Accreditation of Healthcare Organizations (JCAHO) National Quality Forum (NQF) LeapFrog Group Others

3Q 2005 Investor Overview

QUOVADX

Rogue Wave Software Division

SEPTEMBER 30, 2005 **The Quovadx Journal** WWW.QUOVADX.COM

PERFORM

BREAKING NEWS
- Evolving Technology
- Transaction Size ↑
- "XML crisis"
- Service-Oriented Architecture growth

ROGUE WAVE SOFTWARE

- LEADER in reusable high-performance software components
- Focus on professional developers with mission critical requirements
- New SOA product set to launch in Q1 06

QUOVADX

PRODUCTS

"Mission Critical Products for the Professional Developer"

- SourcePro® C++ Suite
  - ✓Enterprise C++ Development Library
- LEIF
  - ✓SOA Development Tool
- Stingray® Technology
  - ✓GUI Development Tool
- HostAccess® Technology
  - ✓Terminal Emulation Tool

MONEY SECTION – Q3'05

Rev = $7.1 million
YTD Rev = up 2% Y/Y
YTD Int'l Rev = up 35% Y/Y
Op Inc = $2.6 million
37% op. margin

CUSTOMERS

FINANCE
- Morgan Stanley
- JP Morgan Chase
- Goldman Sachs

TELECOMMUNICATIONS
- AT&T
- SBC
- Verizon

ISV
- Oracle
- Ericsson

PARTNERS
- Intel
- IBM
- Sun

GOVERNMENT/DEFENSE
- NASA
- Lockheed Martin

HEALTHCARE
- SafeMed
- United Healthcare International

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Rogue Wave is known and respected for high-performance development tools SourcePro(r) Library Most widely-utilized commercial C++ library in the world Supporting resurgence of C++ for high- performance applications Open Source Driving force in today's software industry Providing access to core foundation software components Service-Oriented Architecture It is today's development paradigm... ....with universal acceptance and interest by development community Rogue Wave Software is well positioned to help companies transition to Java, SOA and address high- performance development needs

New SOA product provides "next- evolution" development capabilities Addressable market Blue-chip companies with critical data processing needs, high transaction volumes Financial services, telecommunications, technology Multi-billion dollar market in 2006 (Gartner) Offers performance improvement 10X, 20X, 50X...faster ....through intelligent parallel processing... ....and linear scalability Design partner launch Q4 '05 Distributed business process engine... ....that is "lightweight" - providing back-end processing power for critical business functions POCs underway with Teletech & leading investment bank GA release expected Q1 '06

Rogue Wave Software Growth Strategies Expand deployment of existing products Leverage Open Source initiative Grow partner network Indirect revenue up 20% YTD Targeting OEM vendors, ISVs Launch new SOA product and service suite Expand pricing options

Agenda Corporate Overview Division Overview Strategy Overview Financial Overview

Initial turnaround strategy is well underway Execute on strategic business plan developed August 2004 Grow revenue sequentially Pursue additional international opportunities Launch Rogue Wave SOA technology initiative Improve gross margins Generate cash Become profitable in 2005 2005 2004 We have executed well against these objectives by growing our international business, delivering new technology, improving margins and generating cash

We are focused on growing revenue, profitability and value Challenges Resolve legacy SEC and litigation issues with associated costs Deliver sequential revenue growth Increase market awareness of Quovadx and our solutions Build/leverage synergies between divisions Successfully execute growth strategies Become profitable Continue cost-management, as appropriate Invest to accelerate revenue growth Opportunities Seasoned management Proven technology Respected brands Loyal customers 50% recurring revenue Improved performance Y/Y Focused growth strategies Positive cash flow Strong balance sheet with no debt

Agenda Corporate Overview Division Overview Strategy Overview Financial Overview

Revenue Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Recurring 10.5 9.8 10.2 10 9.8 Service 2.7 3 3.6 3.4 3 License 6.5 7.7 7 7.1 7.4 2004 2005 Recurring 31.3 29.9 Service 11.6 10.1 License 19.5 21.5 $62.3 $61.5 31% 35% 19% 50% 16% 49% $19.7 $20.5 $20.8 $20.5 $20.2 While total YTD revenues are down, YTD license revenues are up >10% Y/Y IN MILLIONS IN MILLIONS

3Q '05 Revenue by Division ISD Rogue Wave CareScience ISD 0.47 0.35 0.18 CareScience Rogue Wave Software MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8

Gross Margin Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Gross Margin 0.42 0.51 0.55 0.56 0.53 2004 2005 Gross Margin 0.31 0.55 YTD gross margins have improved > 20 percentage points vs. 2004

Earnings Per Share Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 EPS -0.09 -0.05 -0.04 0 -0.04 2004 2005 EPS -0.56 -0.08 YTD losses have narrowed from $22.3MM to $3.3MM

EBITDA Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 EBITDA -0.598 1.5 1.3 2.9 1.1 2004 2005 EBITDA -5.9 5.3 IN MILLIONS IN MILLIONS YTD EBITA has improved >$11MM compared to a year ago

Cash 4.30.04 Q2 04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Cash 10.1 18 19.5 25.4 27.1 27.7 31.2 IN MILLIONS We have grown cash every quarter since new management joined the Company in May of '04.

Balance Sheet Summary We now have a strong balance sheet, with >$30MM in cash, no debt, and sufficient financial flexibility to support growth initiatives

Q&A For additional information: Rebecca Winning, VP Investor Relations 720-554-1346 Rebecca.winning@quovadx.com www.quovadx.com